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                                                                Exhibit 99(g)(2)

                                                         Dated: November 9, 2000


                                     Form of
                                   Schedule A
                                     to the
                            Administration Agreement
                     between The BB&T Mutual Funds Group and
                             BISYS Fund Services, LP
               (formerly The Winsbury Company Limited Partnership)

          NAME OF FUND                                                            COMPENSATION*
------------------------------                                         --------------------------------

BB&T U.S. Treasury Money Market Fund                                   Annual Rate of twenty one-hundredths of one
                                                                       percent (.20%) of each such Fund's average
                                                                       daily assets

BB&T Short-Intermediate U.S. Government Income Fund                    Annual Rate of twenty one-hundredths of one
                                                                       percent (.20%) of each such Fund's average
                                                                       daily assets

BB&T Intermediate U.S. Government Bond Fund                            Annual Rate of twenty one-hundredths of one
                                                                       percent (.20%) of each such Fund's average
                                                                       daily assets

BB&T Large Company Value Fund                                          Annual Rate of twenty one-hundredths of one
                                                                       percent (.20%) of each such Fund's average
                                                                       daily assets

BB&T North Carolina Intermediate Tax-Free Fund                         Annual Rate of twenty one-hundredths of one
                                                                       percent (.20%) of each such Fund's average
                                                                       daily assets

BB&T Balanced Fund                                                     Annual Rate of twenty one-hundredths of one
                                                                       percent (.20%) of each such Fund's average
                                                                       daily assets

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
BB&T Small Company Growth Fund                                         Annual Rate of twenty one-hundredths of one
                                                                       percent (.20%) of each such Fund's average
                                                                       daily assets

BB&T International Equity Fund                                         Annual Rate of twenty one-hundredths of one
                                                                       percent (.20%) of each such Fund's average
                                                                       daily assets

BB&T Capital Manager Conservative Growth Fund                          Annual Rate of five one-hundredths of one
                                                                       percent (.05%) of each such Fund's average
                                                                       daily assets

BB&T Capital Manager Moderate Growth Fund                              Annual Rate of five one-hundredths of one
                                                                       percent (.05%) of each such Fund's average
                                                                       daily assets

BB&T Capital Manager Growth Fund                                       Annual Rate of five one-hundredths of one
                                                                       percent (.05%) of each such Fund's average
                                                                       daily assets

BB&T Prime Money Market Fund                                           Annual Rate of twenty one-hundredths of one
                                                                       percent (.20%) of each such Fund's average
                                                                       daily assets

BB&T Large Company Growth Fund                                         Annual Rate of twenty one-hundredths of one
                                                                       percent (.20%) of each such Fund's average
                                                                       daily assets

BB&T South Carolina Intermediate Tax-Free Fund                         Annual Rate of twenty one-hundredths of one
                                                                       percent (.20%) of each such Fund's average
                                                                       daily assets

BB&T Virginia Intermediate Tax-Free Fund                               Annual Rate of twenty one-hundredths of one
                                                                       percent (.20%) of each such Fund's average
                                                                       daily assets

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
BB&T Equity Index Fund                                                 Annual Rate of twenty one-hundredths of one
                                                                       percent (.20%) of each such Fund's average
                                                                       daily assets

BB&T Intermediate Corporate Bond Fund                                  Annual Rate of twenty one-hundredths of one
                                                                       percent (.20%) of each such Fund's average
                                                                       daily assets

BB&T Tax-Free Money Market Fund                                        Annual Rate of twenty one-hundredths of one
                                                                       percent (.20%) of each such Fund's average
                                                                       daily assets


BB&T Mid Cap Value Fund                                                Annual Rate of twenty five-hundredths of
                                                                       one percent (.25%) of each such Fund's
                                                                       average daily assets


BB&T Capital Appreciation Fund                                         Annual Rate of twenty five-hundredths of
                                                                       one percent (.25%) of each such Fund's
                                                                       average daily assets


BB&T West Virginia Intermediate Tax-Free Fund                          Annual Rate of twenty five-hundredths of
                                                                       one percent (.25%) of each such Fund's
                                                                       average daily assets

BB&T Capital Manager Aggressive Growth Fund                            Annual Rate of twenty five-hundredths of
                                                                       one percent (.25%) of each such Fund's
                                                                       average daily assets

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                                         BB&T MUTUAL FUNDS GROUP

                                         By:___________________________

                                         Title: _________________________
                                         BISYS FUND SERVICES
                                         LIMITED PARTNERSHIP
                                         (formerly The Winsbury Company Limited
                                         Partnership)

                                         By: BISYS Fund Services, Inc.
                                               General Partner

                                         By:___________________________

                                         Title: _______________________

___________
     *All fees are computed daily and paid periodically.


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